SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 15, 2000


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




            Delaware                 1-14076               22-3270045
  (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)         File Number)      Identification Number)



           Glenpointe Center East
         300 Frank W. Burr Boulevard
             Teaneck, New Jersey                       07666
   (Address of principal executive offices)         (Zip Code)



                                 (201) 928-1001
              (Registrant's telephone number, including area code)




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Item 2.   Acquisition or Disposition of Assets.

     On February 15, 2000, we, Vizacom Inc., acquired Renaissance Computer Art Center, Inc, d/b/a Renaissance Multimedia, a New York City-based digital communication company focused on designing, implementing and supporting Internet web sites and digital businesses through the use of new media. We acquired Renaissance Multimedia through a merger of Renaissance Computer Art Center, Inc. with and into RCAC Acquisition Corp., a wholly-owned subsidiary which we formed for this specific transaction. RCAC changed its name to Renaissance Multimedia Inc. following the merger and we intend to operate it as a wholly-owned subsidiary.

     The merger was completed pursuant to the terms of an Agreement and Plan of Merger, dated February 15, 2000. Pursuant to the merger agreement, we issued an aggregate of 449,870 shares of our common stock and paid an aggregate of $250,000 to the stockholders of Renaissance Multimedia at the effective time of the merger. We valued the shares of our common stock that we issued at $3.89 and determined the number of shares based upon the market price of our common stock for the twenty trading days preceding the fourth day prior to the closing. One-half of the shares issued are subject to an escrow agreement to protect against any inaccuracy in any of the representations and warranties of Renaissance Computer Art Center, Inc. and its stockholders contained in the Merger Agreement. In addition, under a lock-up agreement entered into at the time of the merger, each party who received any of the shares of our common stock we issued in the merger agreed to limit sales of these shares to 10% of the total shares each received during the period from six to nine months following the merger, and an additional 10% during the following three months.

     These 449,870 shares of our common stock were issued in reliance upon an exemption from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof. As a result, these shares are subject to restrictions on transfer under the applicable provisions of the Securities Act. In accordance with the merger agreement, we entered into a registration rights agreement in which we granted the parties who received these shares customary piggy back registration rights in connection with future registration statements which we may file under the Securities Act.

     We also have entered into a three year employment agreement with Andrew Edwards, the president of Renaissance Computer Art Center, Inc. at the time of the merger. Under this agreement, Mr. Andrew will serve as one of our vice presidents and president of Renaissance Multimedia, Inc. This agreement also contains restrictions on Mr. Edwards engaging in competition with us for the term of the agreement and for one year thereafter and provisions protecting our proprietary rights and information.

Item 5. Other Events.

     On February 17, 2000, we borrowed $1 million pursuant to a line of credit facility in the maximum principal amount of $1 million with Churchill Consulting that was entered into effective January 8, 2000. The interest rate on the line of credit is 8% per year, compounded monthly, on the outstanding principal amount. All amounts borrowed under the line of credit

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facility  are  due  upon  the  earlier of (a) 60 days after the first draw down on the line of credit facility or (b) our receipt of gross proceeds from any offering of our equity securities of at least $2 million. We also issued to Churchill warrants exercisable for seven years to purchase 250,000 shares of our common stock at $3.00 per share upon our draw down under the line of credit facility in accordance with the terms of the line of credit facility.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          The required financial statements will be filed by amendment not later than April 30, 2000.

     (b) Pro forma financial information.

         The required financial information will be filed by amendment not later than April 30, 2000.

     (c)  Exhibits.

          Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number    Description

10.1 Agreement and Plan of Merger, dated as of February 15, 2000, among Vizacom Inc., RCAC Acquisition Corp., Renaissance Computer Art Center, Inc. and the former stockholders of Renaissance Computer Art Center, Inc.
10.2 Escrow Agreement, dated as of February 15, 2000, among Vizacom Inc., Renaissance Computer Art Center Inc., the former stockholders of Renaissance Computer Art Center, Inc., Andrew Edwards and Kaufman
          & Moomjian, LLC, as escrow agent.
10.3      Form of Lock-Up Agreement.
10.4 Registration Rights Agreement, dated as of February 15, 2000, among Vizacom Inc., and each of the former stockholders of Renaissance Computer Art Center, Inc.
10.5 Employment Agreement, dated as of February 15, 2000, by and between Vizacom Inc. and Andrew Edwards.
10.6 Line of Credit Facility Agreement, dated January 8, 2000, between Vizacom Inc. and Churchill Consulting.
10.7 Line of Credit Note, dated January 8, 2000, in the principal amount of $1,000,000 and payable to Churchill Consulting.
10.8 Warrant Certificate, dated February 17, 2000, registered in the name of Churchill Consulting.
99.1      Press Release, dated February 15, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    February 18, 2000

                                             VIZACOM INC.



                                        By:     /s/ Alan W. Schoenbart
                                                  Alan W. Schoenbart
                                             Vice President - Finance and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number    Description

10.1 Agreement and Plan of Merger, dated as of February 15, 2000, among Vizacom Inc., RCAC Acquisition Corp., Renaissance Computer Art Center, Inc. and the former stockholders of Renaissance Computer Art Center, Inc.
10.2 Escrow Agreement, dated as of February 15, 2000, among Vizacom Inc., Renaissance Computer Art Center Inc., the former stockholders of Renaissance Computer Art Center, Inc., Andrew Edwards and Kaufman
          & Moomjian, LLC, as escrow agent.
10.3      Form of Lock-Up Agreement.
10.4 Registration Rights Agreement, dated as of February 15, 2000, among Vizacom Inc., and each of the former stockholders of Renaissance Computer Art Center, Inc.
10.5 Employment Agreement, dated as of February 15, 2000, by and between Vizacom Inc. and Andrew Edwards.
10.6 Line of Credit Facility Agreement, dated January 8, 2000, between Vizacom Inc. and Churchill Consulting.
10.7 Line of Credit Note, dated January 8, 2000, in the principal amount of $1,000,000 and payable to Churchill Consulting.
10.8 Warrant Certificate, dated February 17, 2000, registered in the name of Churchill Consulting.
99.1      Press Release, dated February 15, 2000.